JNL/FIRST TRUST THE DOW(SM) TARGET 10 SERIES
                               FIRST TRUST ADVISORS L.P.
[FIRST TRUST LOGO]             TEAM MANAGEMENT

OBJECTIVE:

The investment objective of the JNL/First Trust The Dow(SM) Target 10 Series is a high total return through a combination of capital appreciation and dividend income.

MONEY MANAGER COMMENTARY:

The Federal Reserve achieved a victory in 2000 by removing the so called "wealth effect" from the stock market. Naturally, there were other factors that impacted the performance of stocks during the year, but none more clearly defined or, in hindsight, predictable.

Chairman Alan Greenspan communicated quite clearly 18-months ago the Fed's intent to slow economic growth in the U.S. to help stave off inflation and prolong a nine-year economic expansion. As a secondary consideration, the Fed was clearly interested in bursting the speculative bubble surrounding technology stocks traded on the Nasdaq. The Fed hiked short-term interest rates six times over the course of twelve months, ending in May 2000, to raise the cost of doing business and curb consumer spending. The Fed maintained its tightening bias and restrictive monetary policy up until December. The Fed was successful in slowing economic growth, as evidenced by the decline in GDP from 5.6% in the second quarter to 2.2% in the third quarter. The Fed was seeking to slow growth to closer to 3%. In the end, mission accomplished.

The Series returned 4.70%, compared to -4.72% for its benchmark, the Dow Jones Industrial Average ("DJIA"). The Series significantly outperformed the DJIA in the fourth quarter and for the year. Philip Morris, J.P. Morgan and Minnesota Mining & Manufacturing performed well in 2000, while AT&T was the big disappointment for the year. Value investing significantly outperformed growth investing in 2000, as measured by Standard & Poors ("S&P"). The S&P Barra Value Index was up 6% while the S&P Barra Growth Index declined 22%.

Looking ahead to 2001, it is anticipated that the Fed will move to lower interest rates in an attempt to achieve a soft landing in the economy. In light of slower economic growth, corporate earnings estimates are already being revised downward to reflect a cutback in business and consumer spending. Because of the lag effect associated with interest rate moves by the Fed, any easing may not actually influence the economy for six to nine months. That could bode well for value investors in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/FIRST TRUST THE DOW(SM) TARGET 10 SERIES AND THE
DOW JONES INDUSTRIAL AVERAGE

[LINE GRAPH]

                                                                JNL/FIRST TRUST THE DOW(SM)
                                                                      TARGET 10 SERIES             DOW JONES INDUSTRIAL AVERAGE
                                                                ---------------------------        ----------------------------
8/16/1999                                                                  10000                              10000
                                                                            9370                               9380
12/31/1999                                                                  8930                              10470
                                                                            8400                               9983
                                                                            7740                               9586
                                                                            8180                               9813
12/31/2000                                                                  9350                               9976

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                            4.70%
                       Since inception*........                          - 4.76%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date of August 16, 1999.

J
JNL Variable  Fund III LLC
JNL/First  Trust The Dow Target 10 Series
Financial Statements (in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 2000

Assets
Investments (cost $1,290)                    $        1,411
Receivables:
  Dividends and interest                                  3
  Fund shares sold                                        5
                                            ----------------
Total assets                                          1,419
                                            ----------------

Liabilities
Payables:
  Advisory fees                                           1
   Fund shares redeemed                                   5
                                            ----------------
Total liabilities                                         6
                                            ----------------

Net assets                                   $        1,413
                                            ================

Net assets consist of:
Paid-in capital                              $        1,448
Undistributed net investment income                      43
Accumulated net realized loss                          (199)
Net unrealized appreciation                             121
                                            ----------------
                                             $        1,413
                                            ================

Shares outstanding (no par value),                      151
  unlimited shares authorized
                                            ================

Net asset value per share                    $        9.35
                                            ================




Statement of Operations
For the Year Ended December 31, 2000

Investment income
  Dividends                                  $           38
  Interest                                                3
  Securities lending                                      2
                                            ----------------
Total investment income                                  43
                                            ----------------

Expenses
  Advisory fees                                           9
  Administrative fees                                     1
                                            ----------------
Total expenses                                           10
                                            ----------------
Net investment income                                    33
                                            ----------------

Realized and unrealized gains (losses)
  Net realized loss on investments                      (60)
  Net change in unrealized appreciation on
    investments                                         131
                                            ----------------
Net realized and unrealized gain                         71
                                            ----------------

Net increase in net assets from operations   $          104
                                            ================





                     See notes to the financial statements.

JNL Variable Fund III LLC
JNL/First Trust The Dow Target 10 Series

Statements of Changes in Net Assets
(in thousands)

                                                                                                                     Period from
                                                                                                                     August 16,
                                                                                                    Year ended        1999* to
                                                                                                   December 31,     December 31,
                                                                                                       2000             1999
                                                                                                  ---------------  ---------------

Operations
   Net investment income ..................................................................        $          33   $           10
   Net realized loss on investments .......................................................                  (60)            (139)
   Net change in unrealized appreciation (depreciation) on investments ....................                  131              (10)
                                                                                                 ---------------- ----------------
Net increase (decrease) in net assets from operations .....................................                  104             (139)
                                                                                                 ---------------- ----------------

Share transactions(1)
  Proceeds from the sale of shares ........................................................                 1,742            1,420
  Cost of shares redeemed .................................................................                 (808)            (906)
                                                                                                 ---------------- ----------------
Net increase in net assets from share transactions ........................................                   934              514
                                                                                                 ---------------- ----------------

Net increase in net assets ................................................................                 1,038              375

Net assets beginning of period ............................................................                   375               --
                                                                                                 ---------------- ----------------

Net assets end of period ..................................................................        $        1,413   $          375
                                                                                                  ===============  ===============

Undistributed net investment income .......................................................        $           43   $           10
                                                                                                  ===============  ===============

(1)Share Transactions:

  Shares sold                                                                                                 204              146
  Shares redeemed                                                                                            (95)            (104)
                                                                                                 ---------------- ----------------
  Net increase                                                                                                109               42
                                                                                                  ===============  ===============

Purchases and sales of investment securities
  (excluding short-term securities):

  Purchases of securities                                                                          $        1,839   $        1,396
  Proceeds from sales of securities                                                                           960              875


--------------------------------------------------------------------------------
*     Commencement of operations.

                     See notes to the financial statements.

JNL Variable Fund III LLC
JNL/First Trust The Dow Target 10 Series

Financial Highlights

                                                                                                                     Period from
                                                                                                                     August 16,
                                                                                                      Year ended      1999* to
                                                                                                     December 31,   December 31,
                                                                                                         2000           1999
                                                                                                     -------------- --------------
Selected Per Share Data

Net asset value, beginning of period                                                                  $    8.93      $   10.00
                                                                                                     -------------- --------------

Income (loss) from operations:
  Net investment income                                                                                    0.04           0.24
  Net realized and unrealized gain
    (losses) on investments                                                                                0.38          (1.31)
                                                                                                     -------------- --------------
  Total income (loss) from operations                                                                      0.42          (1.07)
                                                                                                     -------------- --------------


Net asset value, end of period                                                                        $    9.35      $    8.93
                                                                                                     ============== ==============

Total Return (a)                                                                                           4.70%        (10.70)%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands)                                                            $   1,413     $      375
  Ratio of expenses to average net assets (b)                                                              0.85%          0.85%
  Ratio of net investment income (loss)
    to average net assets (b)                                                                              2.70%          2.58%
  Portfolio turnover                                                                                      82.79%        114.08%


--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                            JNL Variable Fund III LLC
                    JNL/First Trust The Dow Target 10 Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares      Market
                                                    Value
-------------------------------------------------------------

Common Stocks - 93.7%

Auto Manufacturers - 6.8%
   General Motors Corp.                        2   $      96

Chemicals - 8.7%
   E.I. du Pont de Nemours                     3         122

Cosmetics & Personal Care - 11.6%
   Procter & Gamble Co.                        2         164

Diversified Financial Services -
11.7%
   J.P. Morgan & Co.                           1         165

Forest Products & Paper - 10.6%
   International Paper Co.                     4         150

Machinery - 10.7%
   Caterpillar Inc.                            3         152

Manufacturing - 16.4%
   Eastman Kodak Co.                           2          73
   Minnesota Mining & Manufacturing            1         158
   Co.
                                                   ----------
                                                         231

Telecommunications - 4.3%
   AT&T Corp.                                  3          60

                                                    Market
                                        Shares      Value
-------------------------------------------------------------

Tobacco - 12.9%
   Philip Morris Cos. Inc.                     4   $     182
                                                  -----------

     Total Common Stocks
       (cost $1,201)                                   1,322
                                                  -----------

Short Term Investments- 6.3%

Money Market Funds- 6.3%
   Dreyfus Cash Management Plus,
    6.52% (a)                                 68          68
   Dreyfus Government Cash
   Management,                                21          21
    6.31% (a)
                                                  -----------

     Total Short Term Investments
       (cost $89)                                         89
                                                  -----------

Total Investments - 100%
   (cost $1,290)                                   $   1,411
                                                  ===========

--------------------------------------------------------------------------------
(a) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.

                     See notes to the financial statements.

--------------------------------------------------------------------------------
                            JNL VARIABLE FUND III LLC
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

     JNL Variable Fund III LLC (the "Fund") is a limited liability company organized under the laws of Delaware, by a Formation and Operating Agreement dated February 11, 1999. The Fund is registered with the Securities and Exchange Commission as a non-diversified fund under the Investment Company Act of 1940. The Fund consists of the JNL/First Trust The Dow Target 10 Series (the "Series"), which is subadvised by First Trust Advisors L.P. ("First Trust"). The shares of the Fund are sold to a life insurance company separate account to fund the benefits of variable annuity policies.

     Jackson  National  Financial   Services,   LLC  ("JNFS"),   a  wholly-owned
subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as the investment adviser ("Adviser") for this Series.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Security Valuation -- Stocks are valued at the last quoted sale price on the New York stock exchange or final bid price in absence of a sale.

     Security Transactions and Investment Income -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis.

     Securities Loaned -- The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Series receives a fee equal to a percentage of the net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Series and is requested to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in a pooled money market instrument approved by the Adviser. The Series bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

     Distributions to Shareholders -- No distributions of net investment income or realized capital gains are required.

     Federal Income Taxes -- The JNL Variable Fund III LLC is a limited liability company with all of its interests owned by a single interest, Jackson National Separate Account-III. Accordingly, the Fund is not considered a separate entity for income tax purposes, and therefore is taxed as part of the operations of Jackson National and is not taxed separately. Under current tax law, interest and dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract.

--------------------------------------------------------------------------------
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 3. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES


     The Series has an investment advisory agreement with JNFS whereby JNFS provides investment management and transfer agency services. The Series pays JNFS an annual fee, computed daily and payable monthly, based on a specified percentage of the average daily net assets of the Series as follows:

     Assets                         Fees
     ------                         ----
     $0 to $500 million             .75%
     $500 million to $1 billion     .70%
     Over $1 billion                .65%

     As compensation for their services, the subadviser, First Trust, receives an annual fee from JNFS, calculated on the basis of the average daily net assets of the Series as follows:

     Assets                         Fees
     ------                         ----
     $0 to $500 million             .35%
     $500 million to $1 billion     .30%
     Over $1 billion                .25%

     Administrative Fee -- In addition to the investment advisory fee, the Series pays to JNFS an annual Administrative Fee of .10% of the average daily net assets. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operations of the Series. In accordance with the agreement, JNFS is responsible for the payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, trustee fees, and all other services necessary for the operation of the Series. The Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

--------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholder and the Board of Managers of JNL Variable Fund III LLC

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JNL/First Trust The Dow Target 10 Series of JNL Variable Fund III LLC (the "Series") at December 31, 2000, and the results of its operations, changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP




Chicago, Illinois
January 19, 2001